UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004
                                                 (August 3, 2004)


Commission file number 000-27917


                            NewMarket Technology, Inc.
                     -------------------------------------
        (Exact name of Small Business Issuer as Specified in Its Charter)


  NEVADA                                                    65-0729900
------------------------------                  ------------------------------
(State or other Jurisdiction of                 (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
                     -------------------------------------
                    (Address of Principal Executive Offices)


                                 (972) 386-3372
                     -------------------------------------
                (Issuer's Telephone Number, Including Area Code)


                          IPVOICE COMMUNICATIONS, INC.
                     -------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


     NewMarket Technology, Inc. has entered into a Stock Purchase Agreement with Chell Group Corporation, a New York corporation in which they purchased and hold 51% of common stock of Logicorp Data Systems, Ltd. a wholly-owned subsidiary of Chell Group Corporation. A copy of the Stock Purchase Agreement has been filed as an Exhibit to this Form 8-K.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable


ITEM 5. OTHER EVENTS

     The name of the Registrant was changed to NewMarket Technology, Inc., by the filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Navada. A copy of the Certificate of Amendment of the Certificate of Incorporation is filed as an Exhibit to this Form 8-K.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not applicable


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits


Exhibit No.    Description
----------------------------------------------------------------------

3.(i).10 *          Certificate of Amendment of the Certificate of Incorporation
                    changing   the   name  of  the   Registrant   from   IPVoice
                    Communications, Inc. to NewMarket Technology, Inc.

10.2     *          Stock Purchase Agreement between NewMarket Technology, Inc., and Chell Group Corporation, a New York corporation ("CG") and Logicorp Data Systems, Ltd., an Alberta corporation and a wholly-owned subsidiary of CG ("Logicorp") dated August 3, 2004.

---------------------
*    Filed Herewith.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           NewMarket Technology, Inc.
                                  (Registrant)


/s/ Philip Verges
----------------------------
Philip Verges
Chief Executive Officer


August 9, 2004